J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Equity Fund

(All Share Classes)

(A series of JPMorgan Trust I)

Supplement dated August 13, 2014

to the Summary Prospectuses dated November 1, 2013

Effective immediately, the first paragraph of the summary prospectus is here by deleted and replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2013, as supplemented, are incorporated by reference into this Summary Prospectus.

Effective August 18, 2014, the portfolio manager information for the JPMorgan U.S. Equity Fund (the “Fund”) in the section titled “Management” in the Fund’s Summary Prospectus is hereby deleted in its entirety and replaced by the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Thomas Luddy	2006	Managing Director
Susan Bao	2001	Managing Director
Helge Skibeli	2009	Managing Director
Scott Davis	2014	Managing Director

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-USEQ-PM-814